UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 25, 2006

General Cable Corporation

__________________________________________

(Exact name of Registrant as Specified in Charter)

Delaware	001-12983	06-1398235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Tesseneer Drive, Highland Heights, Kentucky 41076-9753

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (859) 572-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K (“Amendment No. 1”) is being filed to amend in its entirety Exhibit 99 to the Current Report on Form 8-K dated July 25, 2006, as filed by General Cable Corporation (the “Company”) with the Securities and Exchange Commission on July 25, 2006 (the “Original Form 8-K”).  The Exhibit filed with the Original Form 8-K inadvertently did not contain four lines of the press release which had been disseminated by the Company on July 25, 2006.

Item 2.02

Results of Operations and Financial Condition.

On July 25, 2006, the registrant issued a press release, a copy of which is filed as Exhibit 99 hereto and is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

(c)  The Exhibit accompanying this report is listed in the Index to Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Cable Corporation

August 9, 2006

By:

/s/ Robert J. Siverd

Name:

Robert J. Siverd

Title:

Executive Vice President and

General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description	Method of Filing
99	Financials - Revised	Filed Herewith